EXECUTION COPY

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                  PAINE WEBBER GROUP INC.

                            to

                       CHEMICAL BANK

                     ________________

                   Senior Debt Securities
                     ________________

               Second Supplemental Indenture
                     ________________

                Dated as of March 22, 1991

                Supplementing the Indenture
                Dated as of March 15, 1988
                  and Supplemented as of
                    September 22, 1989
                     ________________


============================================================

                    SECOND SUPPLEMENTAL INDENTURE dated as
               of March 22, 1991, between PAINE WEBBER GROUP INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company"), having its principal office at 1285 Avenue of the Americas, New York, New York 10019, and CHEMICAL BANK, a corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                        RECITALS

          The Company and the Trustee are parties to an Indenture dated as of March 15, 1988, as supplemented as of September 22, 1989 (the "Indenture"), relating to the issu-ance from time to time by the Company of its Securities.
Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture.

          The Company has requested the Trustee to join with it in the execution and delivery of this second supplemental indenture (the "Second Supplemental Indenture") in order to supplement and amend the Indenture by amending and restating certain provisions thereof to cause the Indenture to comply with amendments to the Trust Indenture Act of 1939 effected by the Trust Indenture Reform Act of 1990 and to take account of recent changes in United States tax rules as a result of the promulgation of Treasury Regula-tion 1.163-5(c)(2)(i)(D) (the "D Rules").

          Section 901 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee, without the consent of any Holders of the Securities, to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

          Section 107 of the Indenture provides that if any provision thereof limits, qualifies or conflicts with another provision thereof which is required to be included therein by the Trust Indenture Act, such required provision shall control.

          The Company has determined that this Second
Supplemental Indenture complies with said Section 901 and does not require the consent of any Holders of Securities.

          At the request of the Trustee, the Company has furnished the Trustee with an Opinion of Counsel complying with the requirements of Section 903 of the Indenture, stating, among other things, that the execution of this Second Supplemental Indenture is authorized or permitted by the Indenture, and an Officers' Certificate and Opinion of Counsel complying with the requirements of Section 102 of the Indenture, and has delivered to the Trustee a Board
Resolution as required by Section 901 of the Indenture authorizing the execution by the Company of this Second
Supplemental Indenture and its delivery by the Company to the Trustee.

          All things necessary to make this Second Supple-mental Indenture a valid agreement of the Company and the Trustee, in accordance with the terms of the Indenture, and a valid amendment of and supplement to the Indenture have been done.

          NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE
WITNESSETH:

          For and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

I.  AMENDMENTS TO THE INDENTURE TO INCORPORATE CHANGES UNDER
THE TRUST INDENTURE REFORM ACT OF 1990

          A. The definition of "Trust Indenture Act" in
Section 101 of the Indenture is amended to add to such definition the phrase ", as amended by the Trust Indenture
Reform Act of 1990 and" after the date "1939" in the second line of such definition.

          B. Section 102 of the Indenture is amended to add to such Section:

          (i) the parenthetical phrase "(including any covenants compliance with which constitutes a condition precedent)" following the words "precedent" in each of the sixth and tenth lines, respectively, of the first paragraph of such Section; and

         (ii) the parenthetical phrase "(other than annual certificates provided pursuant to Section 1004)" following the word "Indenture" in the third line of the second paragraph of such Section.

          C. Section 104(g) of the Indenture is amended to read in its entirety as follows:

     "If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, or for the purpose of determining the identity of Holders entitled to vote or consent to any action authorized or permitted by Sections 512 or 513 of this Indenture, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. For the purpose of determining the identity of Holders entitled to vote or consent to any action authorized or permitted by Sections 512 or 513 of this Indenture, the record date shall be the later of 15 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 701 of this Indenture prior to such solicitation. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization,
                  --------
     agreement or consent by the holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date."

          D. Section 107 of the Indenture is amended to read in its entirety as follows:

     "If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control."

          E. Section 608 of the Indenture is amended to read in its entirety as follows:

     "The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Sec-tion 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Sec-tion 310(b) of the Trust Indenture Act."

          F. Section 609 of the Indenture is amended to read in its entirety as follows:

     "There shall at all times be a Trustee hereunder for each series of Securities, which shall be at all times either

          (i) a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State or District of Columbia authority, or

          (ii) a corporation or other Person organized and doing business under the laws of a foreign govern-ment that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign govern-ment or a political subdivision thereof substan-tially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to require-ments of the aforesaid supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six."

          G. Section 610(d)(1) of the Indenture is amended to:

          (i) delete the phrase "Section 608(a)" after the word "with" in the first line thereof and to add the phrase "Section 310(b) of the Trust Indenture Act" in substitution for such deleted phrase; and

         (ii) to add immediately after the word "months" in the fourth line thereof the phrase ", unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture
     Act".

          H. Section 613 of the Indenture is hereby amended to:

          (i) substitute the word "three" for the word
     "four" in the fourth line of subsection (a) thereof;

         (ii) substitute the word "three" for the word
     "four" in the fourth line of subsection (a)(1) thereof;

        (iii) substitute the word "three" for the word
     "four" in the fifth line of subsection (a)(2) thereof;

         (iv) substitute the word "three" for the word
     "four" in the fourth line of paragraph (B) thereof;

          (v) substitute the word "three" for the word
     "four" in the fifth and eleventh lines, respectively, of paragraph (C) thereof;

         (vi) substitute the word "three" for the word
     "four" in the second line of the first full paragraph immediately after paragraph (D) thereof;

        (vii) substitute the word "three" for the word
     "four" in the second and sixth lines, respectively, of the third full paragraph after paragraph (D) thereof;
     and

       (viii) substitute the word "three" for the word
     "four" in subparagraphs (i) and (ii) of the third full paragraph after paragraph (D) thereof.

          I. Section 703(a) of the Indenture is amended to:

          (i) add the phrase "any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted)" immediately after the word "to" on the fifth line of subsection (a) of Section 703;

         (ii) add the phrase "any change to" immediately after (1) of Section 703(a)(1) and delete from
     Section 703(a)(1) the phrase ", or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect";

        (iii) add a new subsection (2) thereto, which will read in its entirety as follows:

          "(2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture
          Act;"

         (iv) change subsection number "(2)" to "(3)";

          (v) change subsection numbers "(3)" and "(4)" to "(4)" and "(5)", respectively, and add the phrase "any change to" immediately after such subsection numbers;
     and

         (vi) change subsection numbers "(5)" and "(6)" to "(6)" and "(7)", respectively.

          J. Section 1004 of the Indenture is amended to read in its entirety as follows:

     "The Company will furnish to the Trustee, within
     120 days after the end of each fiscal year of the Company (which as of the date hereof ends on
     December 31 of each year) ending after the date hereof so long as any Security is Outstanding hereunder, a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that in the course of the performance by the signer of his or her duties as such officer of the Company he or she would normally obtain knowledge of any default by the Company in the performance, observance or fulfillment of any covenant, agreement or condition contained in this Indenture, and stating whether or not, to the knowledge of the signer, the Company has complied with all conditions, agreements and covenants on its part contained in this Indenture, and if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition, agreement or covenant, specifying each such default and the nature thereof (provided that, for purposes of this
                         --------
     Section 1004, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture)."

          K. The Table of Contents of the Indenture is amended to reflect the additions and deletions described in this Second Supplemental Indenture.

II.  AMENDMENTS TO THE INDENTURE AS A RESULT OF THE ADOPTION
OF THE D RULES

          A. Section 303 of the Indenture is amended to replace the third paragraph of such Section with the follow-ing paragraph:

          "At any time and from time to time after the
execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authen-ticate and deliver such Securities; provided, however, that,
                                    --------  -------
in connection with its original issuance, no Bearer Security

(including any temporary Bearer Security issued pursuant to
Section 304 which is not a global Security) shall be mailed or otherwise delivered to any location in the United States; and provided further that a Bearer Security may be delivered
    ----------------
outside the United States in connection with its original issuance only if the Person entitled to receive such Bearer Security (including any temporary Bearer Security issued pursuant to Section 304 which is not a global Security) shall have furnished a certificate in the form set forth in Exhibit A.1 to this Indenture, dated the date of delivery of such Bearer Security or, in the case of a Bearer Security to be received in exchange for all or a portion of a temporary global Security, no earlier than 15 days prior to the date on which Euroclear or CEDEL S.A., as the case may be, furnishes to the Common Depositary (as defined in Section 304), in accordance with the procedures set forth in
Section 304, a certificate in the form set forth in Exhibit A.2 to this Indenture relating to all or such portion of such temporary global Security. If any Security shall be represented by a definitive global Security in bearer form, then, for purposes of this Section and Sec-tion 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such defini-tive global Security in bearer form. Except as permitted by
Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled."

          B. Section 304 of the Indenture is amended to read in its entirety as follows:

          "Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

          Except in the case of temporary global Securities
in bearer form (which shall be exchanged in accordance with
the provisions of the following two paragraphs), if
temporary Securities of any series are issued, the Company
will cause definitive Securities of that series to be
prepared without unreasonable delay. After the preparation
of definitive Securities of such series, the temporary
Securities of such series shall be exchangeable for
definitive Securities of such series upon surrender of the
temporary Securities of such series at the office or agency
of the Company maintained pursuant to Section 1002 in a
Place of Payment for such series for the purpose of
exchanges of Securities of such series, without charge to
the Holder. Upon surrender for cancellation of any one or
more temporary Securities of any series (accompanied by any
unmatured Coupons appertaining thereto) the Company shall
execute and the Trustee shall authenticate and deliver in
exchange therefor a like aggregate principal amount of
definitive Securities of the same series and of like tenor
or authorized denominations and having the same terms and
conditions; provided, however, that no definitive Bearer
            --------  -------
Security shall be delivered in exchange for a temporary
Registered Security; and provided further that a definitive
                         ----------------
Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303.

          If temporary global Securities of any series are issued in bearer form, any such temporary global Securities in bearer form shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security in bearer form (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee or an Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same
series of authorized denominations and of like tenor
as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security in bearer form shall be in bearer form, registered form, definitive global form (registered or bearer), or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that,
                              --------  -------
unless otherwise specified in such temporary global Security in bearer form, upon such presentation by the Common Deposi-tary, such temporary global Security in bearer form shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security in bearer form held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A.
as to the portion of such temporary global Security in
bearer form held for its account then to be exchanged, each
in the form set forth in Exhibit A.2 to this Indenture; and provided further that definitive Bearer Securities shall be
----------------
delivered in exchange for a portion of a temporary global Security in bearer form only in compliance with the require-ments of Section 303.

          Unless otherwise specified in such temporary global Security in bearer form, the interest of a beneficial owner of Securities of a series in a temporary global Security in bearer form shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A.1 to this Indenture, dated no earlier than 15 days prior to the date on which Euroclear or CEDEL S.A., as the case may be, furnishes to the Common Depositary in accordance with the preceding paragraph a certificate in the form set forth in Exhibit A.2 to this Indenture that relates to the interest to be exchanged for definitive Securities. Copies of the certificate in the form set forth in Exhibit A.1 to this Indenture in blank shall be available from the offices of Euroclear, CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified in such temporary global Security in bearer form, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security in bearer form, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. The definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security in bearer form shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, no interest shall be payable on a temporary global Security in bearer form on an Interest Payment Date occurring after the applicable Exchange Date, and any interest payable on a temporary global Security in bearer form on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date only upon delivery by Euroclear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit A.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security in bearer form (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A.4 to this Indenture. Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with
Section 1003."

          C. Exhibit A.1 to this Second Supplemental
Indenture replaces Exhibit A.1 to the Indenture.

          D. Exhibit A.4 to this Second Supplemental
Indenture replaces Exhibit A.4 to the Indenture.

III.  GENERAL PROVISIONS

          A. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of same. The Trustee makes no representation as to the validity of this Second Supplemental Indenture. The Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

          B. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          C. This Second Supplemental Indenture shall be deemed to be a contract under the laws of the State of New
York and for all purposes shall be governed by and construed in accordance with the laws of said State.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   PAINE WEBBER GROUP INC.,

                                     by /s/
                                        ---------------------------
                                        Title: By Power of Attorney


(SEAL)

Attest:

/s/
---------------------


                                   CHEMICAL BANK,
                                     as Trustee

                                     by
                                        ---------------------------
                                        Title: Senior Trust Officer


(SEAL)

Attest:

/s/
---------------------

                        EXHIBIT A
                [FORMS OF CERTIFICATION]

                       EXHIBIT A.1

           [FORM OF CERTIFICATE TO BE GIVEN BY
       PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                       CERTIFICATE

                 PAINE WEBBER GROUP INC.

         [Insert title or sufficient description
             of Securities to be delivered]

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities
(i) are owned by a person that is not a United States person, (ii) are owned by a United States person that is
(A) the foreign branch of a United States financial institu-tion (as defined in U.S. Treasury Regulations Sec-tion 1.165-12(c)(1)(v)) (a "financial institution") purchas-ing for its own account or for resale, or (B) a United States person who acquired the Securities through the foreign branch of a United States financial institution and who holds the Securities through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regula-tions thereunder), or (iii) are owned by a financial insti-tution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Sec-tion 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of

Columbia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

          We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably author-ize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated:  ___________  19__
[To be dated on or after the
date determined as provided in
the Indenture]

                              [Name of Person Entitled to
                              Receive Bearer Security]

                              ______________________________
                                  (Authorized Signature)
                              Name:
                              Title:

                          EXHIBIT A.4
    [FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
        TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                         CERTIFICATE

                   PAINE WEBBER GROUP INC.

                 [Insert title or sufficient
                 description of Securities]

          This is to certify that as of the Interest Payment Date on [Insert Date] and except as provided in the third paragraph hereof, the above-captioned Securities held by you for our account are beneficially owned by (i) a person that is not a United States person, (ii) a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Sec-tion 1.165-12(c)(1)(v)) (a "financial institution") purchas-ing for its own account or for resale, or (B) a United States person who acquired the Securities through the foreign branch of a United States financial institution and who holds the Securities through the financial institution on the date hereof (and in either case (A) or (B), the financial insti-tution hereby agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue
Code of 1986, as amended, and the regulations thereunder), or (iii) a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, if the beneficial owner is a financial institution described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) it certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Colum-bia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

          This certificate excepts and does not relate to U.S. $___________ principal amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able to so certify.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably author-ize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated:  ___________  19__
[To be dated on or after
the 15th day before the
relevant Interest Payment Date]

                              [Name of Person Entitled to
                              Receive interest]

                              ______________________________
                                 (Authorized Signature)

                              Name:
                              Title: